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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 2002


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



        001-13255                                     43-1781797
        ---------                                     ----------
        (COMMISSION                                   (IRS EMPLOYER
        FILE NUMBER)                                  IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c) The following exhibits are filed as part of this report:

         Exhibit Number                    Description
         --------------                    -----------

         99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

         99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


ITEM 9.  REGULATION FD DISCLOSURE

         On June 27, 2002, the Securities and Exchange Commission issued an order requiring the principal executive officer and principal financial officer of large companies, including Solutia, to certify under oath that certain filings made pursuant to the Securities Exchange Act of 1934 did not
(i) contain an untrue statement of a material fact or (ii) fail to state a material fact necessary to make the statements in the report, in light of the circumstances under which they were made, not misleading, as of the end of the period covered by the report. The filings included under this order are the company's most recent Annual Report on Form 10-K, all reports on Form 10-Q and Form 8-K filed subsequent to the Form 10-K, all definitive proxy materials filed subsequent to the Form 10-K, and any amendments to any of the foregoing reports. Attached as Exhibits 99.1 and 99.2 to this Form 8-K are the certifications of Solutia's Chief Executive Officer and Chief Financial Officer.

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.



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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                               SOLUTIA INC.
                                      ------------------------------------
                                               (Registrant)


                                               /s/ Karen L. Knopf
                                      ------------------------------------
                                               Assistant Secretary



DATE: AUGUST 1, 2002




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                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit Number                          Description
--------------                          -----------

99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings